Exhibit 10.1

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 31, 2013, by and among Global Eagle Entertainment Inc., a Delaware corporation (the “Company”) and the parties named on the signature pages hereto (collectively referred to hereinafter as the “Holders”).

WHEREAS, the Company and certain of the Holders are parties to that certain Registration Rights Agreement dated May 12, 2011 (the “Prior Agreement”);

WHEREAS, certain of the Holders are acquiring, on or about the date hereof, shares of (a) the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and/or (b) the non-voting common stock, par value $0.0001 per share, of the Company (the “Non-Voting Common Stock” and, together with the Common Stock, the “Company Stock”), pursuant to (i) that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of November 8, 2012, by and among the Company, EAGL Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company, Row 44, Inc., a Delaware Corporation, and PAR Investment Partners, L.P. (“PAR”), (ii) that certain Stock Purchase Agreement, dated as of November 8, 2012, by and between the Company and PAR (the “Stock Purchase Agreement”), (iii) that certain Amended and Restated Common Stock Purchase Agreement, dated as of November 8, 2012, by and between the Company and PAR (the “Equity Backstop Agreement”); and (iv) that certain Common Stock Purchase Agreement, dated as of November 8, 2012, by and among the Company, Putnam Capital Spectrum Fund and Putnam Equity Fund (the “Additional Backstop Agreement”); and

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement to provide for the terms and conditions included herein and to include the recipients of Company Stock pursuant to the Merger Agreement, the Stock Purchase Agreement, the Equity Backstop Agreement and the Additional Backstop Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. REGISTRATION RIGHTS.

1.1 Certain Definitions. As used in this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

“Business Day” means any day other than a day on which the SEC or the office of the Delaware Secretary of State is closed.

“Deferral Notice” has the meaning specified in Section 1.5(h).

“Effectiveness Period” means the period during which any Registrable Securities are outstanding.

“Founder Registrable Securities” means the Registrable Securities issued to Global Eagle Acquisition LLC in the Company’s initial public offering.

“PAR Registrable Securities” means the Registrable Securities issued to PAR and its affiliates pursuant to the Merger Agreement, the Stock Purchase Agreement or the Equity Backstop Agreement.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) all shares of Common Stock of the Company held by any Holder, (ii) all shares of Common Stock of the Company issued or issuable upon the conversion, exercise or exchange of any other equity security of the Company held by any Holder, including without limitation, (A) any warrants to purchase shares of Common Stock and any shares of Non-Voting Common Stock of the Company and (B) any warrants originally exercisable for shares of capital stock of Row 44, Inc., which warrants, pursuant to the terms of the Merger Agreement, are now, or may be, exercisable for shares Common Stock, (iii) all shares of Common Stock issued to any Holder in connection with any stock split, stock dividend, recapitalization or similar event (including without limitation, any shares of Common Stock issued or issuable upon conversion of any shares of Non-Voting Common Stock issued to any Holder in connection with any stock split, stock dividend, recapitalization or similar event), and (iv) any shares of Common Stock issued or issuable upon the exercise of any equity security of the Company that is issuable upon conversion of any working capital loans in an amount up to $500,000 made to the Company by any Holder; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; (d) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (e) such securities (other than with respect to the Founder Registrable Securities or the PAR Registrable Securities) shall be eligible for sale pursuant to Rule 144 (or any similar rule or regulation then in force).

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, state “blue sky” fees and expenses, and accountants’ expenses but excluding any commissions or other fees of any broker, dealer or underwriter incurred in connection with a sale of Registrable Securities and any taxes applicable to any Holder with respect to any transfer or sale of Registrable Securities.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all materials incorporated by reference in such registration statement.

“Resale Shelf Registration Statement” has the meaning specified in Section 1.2(a).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement as amended or supplemented.

1.2 Resale Shelf Registration Rights.

(a)          Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the SEC, no later than seven (7) Business Days after the date of this Agreement, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective under the Securities Act on or prior to February 14, 2013, provided that if the Resale Registration Statement is not declared effective on or prior to February 14, 2013, then the Company shall use its reasonable best efforts to cause the Resale Registration Statement to be declared effective as soon as possible thereafter and in any event within seventy-five (75) days after the date of this Agreement, and to keep the Resale Shelf Registration Statement effective under the Securities Act at all times until the expiration of the Effectiveness Period.

(b)          Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to the Holders, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(c)          Amendments and Supplements. Subject to the provisions of Section 1.2(a) above, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

(d)          Notice of Certain Events. The Company shall promptly notify the Holders in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

(e)          Underwritten Takedown. The Company shall only be required to effectuate one Underwritten Takedown within any six-month period, which offering may be requested by either (i) holders of a majority in interest of the Founder Registrable Securities, (ii) holders of a majority in interest of the PAR Registrable Securities or (iii) Holders then holding at least 10,000,000 shares of Registrable Securities (subject to appropriate adjustment in the event of any stock splits, stock dividends, reclassifications or the like); provided that the estimated market value of the Registrable Securities to be so registered is at least $10,000,000 in the aggregate.  In connection with any such Underwritten Takedown:

(i)                 If the Company shall receive a request from Holders then holding at least 10,000,000 shares of Registrable Securities (subject to appropriate adjustment in the event of any stock splits, stock dividends, reclassifications or the like) (the requesting Holder(s) shall be referred to herein as the “Requesting Holder”) that the Company effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give notice of such requested Underwritten Takedown (each such request shall be referred to herein as a “Demand Takedown”) at least 10 Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Holders and thereupon shall use its reasonable best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(A)              subject to the restrictions set forth in Section 1.2(e)(iii), all Registrable Securities for which the Requesting Holder has requested such offering under Section 1.2(e)(i), and

(B)              subject to the restrictions set forth in Section 1.2(e)(iii), all other Registrable Securities that any Holders (all such Holders, together with the Requesting Holder, the “Selling Holders”) have requested the Company to offer by request received by the Company within seven Business Days after such Holders receive the Company’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(ii)                 Promptly after the expiration of the seven-Business Day-period referred to in Section 1.2(e)(i)(B), the Company will notify all Selling Holders of the identities of the other Selling Holders and the number of shares of Registrable Securities requested to be included therein.

(iii)                 If the managing underwriter in an Underwritten Takedown advises the Company and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such underwritten offering, up to the Maximum Offering Size, Registrable Securities requested to be included in such Underwritten Takedown by all Selling Holders and allocated pro rata among such Selling Holders on the basis of the relative number of Registrable Securities held by each such Selling Holder at such time (it being understood that for the purposes of calculating the relative number of Registrable Securities held by any Selling Holder, in the event such Selling Holder owns any security of the Company that may be converted, exercised or exchanged into Registrable Securities, the relative number of Registrable Securities held by such Selling Holder shall be determined as if such Selling Holder exercised such equity security on a cashless exercise basis).

(f)          Selection of Underwriters. Selling Holders holding a majority of the Registrable Securities requested to be sold in an Underwritten Takedown shall have the right to select an underwriter or underwriters in connection with such Underwritten Takedown, which underwriter or underwriters shall be reasonably acceptable to the Company.  In connection with an Underwritten Takedown, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

1.3           Piggyback Rights. If the Company proposes to register any of its shares of Common Stock (other than any registration for the account of the Company of securities issued pursuant to any employee benefit plan or in any acquisition by the Company), the Company will include in such registration all Registrable Securities held by the Holders requested to be so included; provided, however, that if, in the case of an underwritten offering, the managing underwriter informs the Company that the number of shares held by the Holders requested to be included exceeds the amount which can be sold in such offering without adversely affecting the distribution of the shares being offered, the Company shall include, first, all of the shares the Company has proposed to register; second, as many of the Registrable Securities (pro rata based on the number of Registrable Securities that each Holder has requested be included in such underwritten offering and the aggregate number of Registrable Securities that the Holders have requested to be included in such underwritten offering) as can be included without adversely affecting such distribution; and, third, any other shares of Common Stock proposed to be included in such offering; provided, however, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwritten offering be made available for Registrable Securities.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with the performance of the Company’s obligations under Sections 1.2 and 1.3 shall be borne by the Company.

1.5 Registration Procedures. The Company shall keep each Holder advised in writing as to the initiation of the registrations described in Sections 1.2 and 1.3 and as to the completion thereof. At its expense the Company shall:

(a)          upon written request, before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Holders copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the SEC such comments as the Holders reasonably shall propose within one Business Day of the delivery of such copies to the Holders;

(b)          subject to Section 1.5(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use reasonable efforts to comply with the provisions of the Securities Act applicable to it;

(c)          prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(d)          cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or over-the counter market on which similar securities issued by the Company are then listed or, if no securities are then listed, on the NASDAQ Stock Market Inc.’s Global Market;

(e)          provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(f)          as promptly as reasonably practicable, but within three (3) Business Days in any event, give notice to the Holders (1) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective (provided, however, that the Company shall not be required by this clause (1) to notify the Holders of the filing of a Prospectus supplement that does nothing more substantive than name one or more Holders as selling security holders), and (2) of any request, following the effectiveness of a Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information;

(g)          give notice to the Holders within one (1) Business Day following notice to the Company (1) of the issuance by the SEC or any other federal or state governmental authority of any stop order or injunction suspending or enjoining the use of any Prospectus or the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (2) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (3) of the happening of any event that makes any statement made in a Registration Statement or the related Prospectus untrue in any material respect or that requires changes in order to make the statements therein not misleading;

(h)          prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus, so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and give notice to the Holders listed as selling security holders in such Prospectus that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each such Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as promptly as possible (and promptly notify in writing each Holder covered by such Registration Statement of the withdrawal of any such order), except that if in the good faith judgment of the Company public disclosure of a material fact or event would be prejudicial to or contrary to the interests of the Company, the Company may, upon giving prompt written notice to the Holders, delay such action for the shortest period of time, but in no event more than thirty (30) days, determined by the Company to be necessary for such purpose;

(i)          in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement. The Company shall, if requested by the managing underwriter or underwriters or any holder of Registrable Securities included in such offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or any holder of Registrable Securities reasonably requests to be included therein, and which is reasonably related to the offering of such Registrable Securities, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such prospectus supplement or post-effective amendment;

(j)          furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (1) any opinion of counsel to the Company delivered to any underwriter dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the applicable underwriting agreement, in customary form, scope, and substance, at a minimum to the effect that the Registration Statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to a majority of the Holders and underwriter or underwriters, if any, and their respective counsel and (2) any comfort letter from the Company’s independent public accountants delivered to any underwriter in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request. In the event no legal opinion is delivered to any underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective and that no stop order is in effect;

(k)          fully cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to fully cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential stockholders;

(l)          make available for inspection by the holders of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant, or other professional retained by any holder of Registrable Securities included in such Registration Statement or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors, and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information requested by any of them in connection with such Registration Statement;

(m)          cooperate with each holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.;

(n)          in the event of any underwritten public offering of Registrable Securities, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(o)          otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such registration.

1.6 Indemnification.

(a)          The Company agrees to indemnify and hold harmless each Holder, the partners, members, officers, directors, stockholders, legal counsel and accountants of each Holder and any other person, if any, who controls each Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 1.6 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b)          Each Holder agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act severally and not jointly against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 1.6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information about such Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

(c)          Each party entitled to indemnification under this Section 1.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1.6 only if such failure is materially prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 1.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

(d)          If the indemnification provided under this Section 1.6 hereof from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any loss, liability, claim, damage and expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under Section 1.6(b) or this Section 1.6(d) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 1.6(a), 1.6(b) and 1.6(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.6(d) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 1.6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.6(d) from any person who was not guilty of such fraudulent misrepresentation.

(e)          The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities by such Indemnified Party.

1.7 Information by Holders and Other Shareholders. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any Registration Statement.

1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Common Stock to the public without registration, the Company shall for so long as Registrable Securities are outstanding:

(a)          make and keep public information available as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

(c)          so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act.

1.9 Removal of Legends. If requested by a Holder, the Company shall cooperate with such Holder and the Company’s transfer agent to facilitate the timely preparation and delivery of certificates (or execution of a book entry transfer) representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or transfer shall be free, to the extent permitted by applicable law and permissible under the terms of the Merger Agreement, Stock Purchase Agreement, Equity Backstop Agreement or Additional Backstop Agreement, as applicable, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

2. MISCELLANEOUS.

2.1           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by electronic facsimile transfer or by courier guaranteeing overnight delivery, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by electronic facsimile transfer, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier, to the parties as follows:

(a)          if to a Holder, at the address for such Holder then appearing in the books of the Company;

(b)	If to the Company, to:

Global Eagle Entertainment Inc.

10900 Wilshire Blvd., Suite 1500

Los Angeles, CA 90024

Facsimile: (310) 209-7225

Attention: General Counsel

With a copy to:

McDermott Will & Emery LLP

340 Madison Avenue

New York, NY 10173

Facsimile: (212) 547-5444

Attention: Joel Rubinstein

2.2 Governing Law. This Agreement shall be governed and construed under the laws of the State of Delaware, without regard to conflicts of laws and principles thereof.

2.3 Successors and Assigns; Third Party Beneficiaries; Transfer of Registration Rights. The rights and obligations set forth in this Agreement shall inure to the benefit of and be binding upon (i) the parties hereto and their respective legal representatives, successors and assigns and (ii) the recipients of Common Stock pursuant to the Merger Agreement (other than PAR) as intended third party beneficiaries (“Third Party Beneficiaries”) hereof. The rights of a Holder under this Agreement may be transferred by a Holder to a transferee who acquires or holds Registrable Securities equal to at least five percent (5%) of the Registrable Securities held by the Holders on the date hereof; provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in the form attached hereto as Exhibit A (an “Addendum Agreement”), and the transferor shall have delivered to the Company, no later than thirty (30) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred; and provided, further, however, that PAR may transfer any of its rights and obligations hereunder to any investment fund now or hereafter existing to which PAR transfers any Registrable Securities without regard to the five percent (5%) limitation contained in this Section 2.3 provided that such investment fund is controlled by one or more general partners or managing members of, or shares the same management company with, PAR, and any securities so transferred shall continue to be Registrable Securities hereunder following any such transfer. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

2.4 Captions. The captions of the several sections and paragraphs of this Agreement are included for reference only and shall not limit or otherwise affect the meaning thereof.

2.5 Amendments. Upon the written consent of the Company and the Holders of at least fifty-one percent (51%) of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, the parties hereto reserve the right to amend or terminate this agreement without the consent of any Third Party Beneficiaries.

2.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same instrument.

2.7 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

2.8 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities.

2.9 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other person. This Agreement supersedes any other registration rights agreement or similar agreement with any Holder, including, without limitation, the Prior Agreement, and the Prior Agreement is hereby terminated. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights on a parity with or senior to those granted to the Holders hereunder without the prior written consent of the Holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.

2.10         Further Assurances. At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effect the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

[SIGNATURES APPEAR ON SUCCEEDING PAGES]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement on the date first written above.

COMPANY:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ James A. Graf
Name:	James A. Graf
Title:	Vice President

HOLDERS:

GLOBAL EAGLE ACQUISITION LLC

By:	/s/ James A. Graf
Name:	James A. Graf
Title:	Vice President, CFO, Treasurer and
Secretary

/s/ Harry E. Sloan
Name:	Harry E. Sloan

/s/ Jeffrey Sagansky
Name:	Jeffrey Sagansky

/s/ James A. Graf
Name:	James A. Graf

/s/ James McNamara
Name:	James McNamara

/s/ Dennis Miller
Name:	Dennis Miller

[Signature Page to Amended and Restated Registration Rights Agreement]

/s/ Cole A. Sirucek
Name:	Cole A. Sirucek
PAR INVESTMENT PARTNERS, L.P.

By:	PAR Group, L.P., its general partner

By:	PAR Capital Management, Inc., its general partner

By:	/s/ Steven M. Smith
Name: Steven M. Smith
Title: Chief Operating Officer and General Counsel

PUTNAM CAPITAL SPECTRUM FUND
PUTNAM EQUITY SPECTRUM FUND

By: Putnam Investment Management, LLC

By:	/s/ David Glancy
Name: David Glancy
Title: Portfolio Manager

Exhibit A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on _______, 20__, by the undersigned (the “New Holder”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of [_____], 2013 (the “Agreement”), by and among the Company and the Holders identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1.1	Acknowledgment. New Holder acknowledges that New Holder is acquiring certain shares of the Common Stock of the Company (the “Stock”) [or other equity securities of the Company that are convertible, exercisable or exchangeable for shares of Common Stock of the Company (the “Convertible Securities”)] as a transferee of such Stock [or Convertible Securities] from a party in such party’s capacity as a “Holder” under the Agreement, and after such transfer, New Holder shall be considered a “Holder” for all purposes under the Agreement.

1.2	Agreement. New Holder hereby (a) agrees that the Stock [or Convertible Securities] shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

1.3	Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED:

Print Name: _________________________	GLOBAL EAGLE ENTERTAINMENT INC.

By: ________________________________	By: __________________________

Name: ______________________________	Name: ________________________

Title: _______________________________	Title: _________________________

Address:_____________________________

____________________________________

Facsimile Number: ____________________